Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	4/30/08	5/31/08	6/30/08	7/31/08	8/31/08	9/30/08
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	444	327	(15,377)	910	1,168	413
Investment securities, at market	1,086,559	1,033,077	1,015,497	935,901	849,075	778,265
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	1,147,003	1,093,404	1,060,120	996,811	910,243	838,678

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	0	0	0	1,385,704	1,385,704	1,385,704
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	21,500,000	21,500,000	21,500,000	22,885,704	22,885,704	22,885,704

TOTAL ASSETS	22,647,003	22,593,404	22,560,120	23,882,515	23,795,947	23,724,382

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted    October 7, 2008    Signed    /s/ Gary N Thompson    Printed Name of Signatory    Gary N Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

COMPARATIVE BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	4/30/08	5/31/08	6/30/08	7/31/08	8/31/08	9/30/08
LIABILITIES:
Post-Petition debt (Sched. C)	31,738	26,870	19,294	32,527	36,509	57,630
Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,188,052	138,183,184	138,175,608	138,188,841	138,192,823	138,213,944

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(10,500,253)	(10,548,984)	(10,574,692)	(9,265,530)	(9,356,080)	(9,448,766)

TOTAL SHAREHOLDERS EQUITY	(115,541,049)	(115,589,780)	(115,615,488)	(114,306,326)	(114,396,876)	(114,489,562)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	22,647,003	22,593,404	22,560,120	23,882,515	23,795,947	23,724,382

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	4/30/08	5/31/08	6/30/08	7/31/08	8/31/08	9/30/08
REVENUE:
Net investment income	1,881	1,723	1,693	1,628	1,415	1,414
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(7,582)	(7,368)	(7,297)	(7,297)	(7,297)	(14,005)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	(481)	0	0	0	0	0
Legal fees and expenses	(19,661)	(40,640)	(19,379)	(66,268)	(77,707)	(74,943)
Accounting fees and expenses	0	0	0	(1,440)	0	(1,748)
Actuarial services	(12,260)	0	0	0	(5,140)	0
Insurance	0	0	0	0	0	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(5,527)	(1,918)	(660)	(3,219)	(1,686)	(2,107)
Miscellaneous	(183)	(527)	(65)	54	(136)	(1,297)

NET OPERATING INCOME / LOSS	(43,813)	(48,730)	(25,708)	(76,542)	(90,551)	(92,686)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	(14,096,550)	0	0	1,385,704	0	0
Equity in unrealized losses of securities of AIC	0	0	0	0	0	0

TOTAL OTHER INCOME (EXPENSE)	(14,096,550)	0	0	1,385,704	0	0

NET INCOME (LOSS)	(14,140,363)	(48,730)	(25,708)	1,309,162	(90,551)	(92,686)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	4/30/08	5/31/08	6/30/08	7/31/08	8/31/08	9/30/08
CASH DIFFERENCE:
Current ending cash balance	443	327	(15,377)	910	1,168	413
Less ending prior month balance	(3,137)	(443)	(327)	15,377	(910)	(1,168)

NET CASH INCREASE (DECREASE)	(2,694)	(116)	(15,704)	16,287	258	(755)

SOURCES OF CASH:
Net income (loss)	(14,140,363)	(48,730)	(25,708)	1,309,162	(90,551)	(92,686)
Equity in earnings and unrealized losses of AIC	14,096,550	0	0	(1,385,704)	0	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	16,369	53,482	17,580	79,596	86,827	70,810
Increase in:
Post-petition debt	24,750	0	0	13,233	3,982	21,121
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	(2,694)	4,752	(8,128)	16,287	258	(755)

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post-petition debt	0	(4,868)	(7,576)	0	0	0
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	(4,868)	(7,576)	0	0	0

NET CASH INCREASE (DECREASE)	(2,694)	(116)	(15,704)	16,287	258	(755)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	4/30/08	5/31/08	6/30/08	7/31/08	8/31/08	9/30/08
TRADE ACCOUNTS PAYABLE	31,738	26,870	19,294	32,527	36,509	57,630
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	31,738	26,870	19,294	32,527	36,509	57,630